UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 29, 2011

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9466	13-3216325

(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas

New York, New York

10020

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code:

(646) 285-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

As previously disclosed, on September 15, 2008, Lehman Brothers Holdings Inc. (the “Registrant”) filed a voluntary petition for relief under chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) in a jointly administered case named In re Lehman Brothers Holdings Inc., et. al. under Case Number 08-13555 (the “Chapter 11 Case”). As further disclosed previously, certain of the Registrant’s subsidiaries (collectively with the Registrant, the “Debtors”) have also filed a case under chapter 11 of the Bankruptcy Code. The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure and the Debtors continue to operate as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

On April 14, 2010, the Debtors filed with the Court a proposed disclosure statement and chapter 11 plan (with certain revisions to the chapter 11 plan previously filed by the Debtors on March 15, 2010).

On January 25, 2011, the Debtors filed with the Court their first amended chapter 11 plan (the “Amended Plan”) and a disclosure statement for the Amended Plan. On June 29, 2011, the Debtors filed with the Court their second amended chapter 11 plan (the “Second Amended Plan”) and a disclosure statement for the Second Amended Plan (the “Disclosure Statement”). The Disclosure Statement includes, among other things, (i) a summary and explanation of the Second Amended Plan, (ii) information regarding the claims filed against the Debtors, (iii) the estimated recoveries for the holders of claims against the Debtors under the terms of the Second Amended Plan, (iv) estimated recoveries for holders of claims against the Debtors if the Debtors’ assets are liquidated pursuant to chapter 7 of the Bankruptcy Code, (v) information regarding procedures for voting to accept or reject the Second Amended Plan, and (vi) other general information regarding the Debtors and certain events during their chapter 11 cases. A copy of the Disclosure Statement is attached as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the Second Amended Plan is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The recoveries to creditors of each Debtor under the Second Amended Plan are based upon a global resolution of complex plan issues. The Debtors engaged in extensive negotiations with various representatives of major creditor groups holding claims against the Registrant and various participating subsidiary Debtors. The Second Amended Plan as currently filed has been formulated on the premise that major constituencies would provide the Debtors with plan support agreements. Although the Debtors and the representatives of such major constituencies believe that they have reached an agreement in principle as to the terms of the Second Amended Plan, because of circumstances and time constraints, the plan support agreements were not finalized prior to the filing of the Second Amended Plan with the Court. The Second Amended Plan and related Disclosure Statement will be amended and certain provisions embodied in the plan will be revised. As a result, none of the percentages set forth in the recovery analysis in the Disclosure Statement should be relied upon.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Second Amended Plan or an offer to sell or a solicitation of an offer to buy any securities of the Debtors. Acceptances or rejections may not be solicited until the Disclosure Statement has been approved by the Court. The Disclosure Statement has not yet been approved by the Court. Any solicitation or offer to sell will be made pursuant to and in accordance with the Disclosure Statement and applicable law.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Registrant’s financial condition, results of operations, and business that is not historical information. As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements. The Registrant believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Registrant may not realize its expectations and its beliefs may not prove correct. The Registrant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. The Registrant’s actual results and future financial condition may differ materially from those described or implied by any such forward-looking statements as a result of many factors that may be outside the Registrant’s control. Such factors include, without limitation: (i) the ability of the Registrant to develop, prosecute, confirm, and consummate any plan of reorganization or liquidation with respect to the Chapter 11 Case; (ii) the Registrant’s ability to obtain Court approval with respect to motions in the Chapter 11 Case; (iii) risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee; and (iv) the potential adverse impact of the Chapter 11 Case on the Registrant’s liquidity or results of operations. This list is not intended to be exhaustive.

The Registrant’s informational filings with the Court are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408. Such informational filings may be available electronically, for a fee, through the Court’s Internet world wide web site (www.nysb.uscourts.gov), and/or free of cost, at a world wide web site maintained by the Registrant’s Court-approved noticing agent (www.lehman-docket.com).

ITEM 9.01        Financial Statements and Exhibits.

(a)	Exhibits

99.1	Debtors’ Disclosure Statement for Second Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors Pursuant to Section 1125 of the Bankruptcy Code, dated June 29, 2011.
99.2	Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization, dated June 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date: June 30, 2011	By:	/s/ William J. Fox
Name: William J. Fox Title: Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Debtors’ Disclosure Statement for Second Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors Pursuant to Section 1125 of the Bankruptcy Code, dated June 29, 2011.
99.2	Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization, dated June 29, 2011.